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                                                                    EXHIBIT 99.2


3V Capital Master Fund Ltd.
Alamo Capital Financial Services
Angelo, Gordon & Co., L.P.
Banc of America Securities LLC
Bear Stearns and Co., Inc.
Brockton Corporation
Cold Springs, L.P.
Distressed/ High Yield Trading Opportunities, Ltd.
H Partners L.P.
Lyxor/ Third Point Fund Ltd.
Mesirow Financial, Inc.
Pizza Corner, Inc.
River Run Fund, Ltd.
River Run Partners, L.P.
Third Point Offshore Fund, Ltd.
Third Point Partners L.P.
Third Point Partners Qualified L.P.
Third Point Resources L.P.
Third Point Resources Ltd.
Third Point Ultra Ltd.
TRO Advisors, Inc.